                                                                   EXHIBIT 10.15


        The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such Act and such laws or an exemption from registration under such Act and such laws which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this corporation, is available.

                               WARRANT AGREEMENT

  This Agreement (the "Agreement") dated November 7, 1997, between International Veronex Resources Ltd., a British Columbia corporation (the "Company" and the "Warrant Agent") and those individuals and entities purchasing the "Units" in a private offering by the Company,

                              W I T N E S S E T H:
                              - - - - - - - - - -

  WHEREAS, the Company proposes to offer privately (the "Private Offering") up to 1,200,000 Units to individuals and entities, each Unit to consist of one share of the Company's common stock (the "Common Stock"), and one warrant to purchase one additional share of Common Stock, such right to be evidenced by a "Warrant", with the Warrants being collectively referred to herein as the "Warrants";

  WHEREAS, in connection with the proposed Private Offering, the Company anticipates its issuance of not less than 500,000 Warrants to purchase up to an aggregate of 500,000 shares of Common Stock and not more than 1,200,000 Warrants to purchase up to an aggregate of 1,200,000 shares of Common Stock, subject to increase upon the occurrence of certain events (the "Warrant Shares");

  WHEREAS, the Company desires to provide for the issuance of certificates representing the Warrants;

  WHEREAS, the Company desires to act as its own warrant agent in connection with the issuance, registration, transfer and exchange of certificates and the exercise of the Warrants;

  NOW, THEREFORE, in consideration of the above and foregoing premises and the mutual promises and agreements hereinafter set forth, it is agreed that:

  1.  Warrant Certificates.
      --------------------

      (a) (i) Each Warrant shall entitle the holder (the "Registered Holder," or, in the aggregate, the "Registered Holders") in whose name the certificate shall be registered on the books maintained by the Company to purchase one (1) share of Common Stock on the exercise thereof, subject to modification and adjustment as provided in Section 9 hereof. Warrant certificates shall be executed by the Company's Chief Executive Officer and attested to by the Company's Secretary. The Warrant certificates shall be immediately detachable from certificates representing shares of Common Stock and shall be distributed to the purchasers thereof simultaneously with the closing of the Private Offering.

      (b) Subject to the provisions of Sections 3, 5, and 7 hereof, the Company shall deliver Warrant certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted under this Agreement. Except as provided in Section 7 hereof, no certificates shall be issued except (i) certificates initially issued hereunder, (ii) certificates issued on or after their initial issuance date upon the exercise of any Warrant to evidence the unexercised Warrants held by the exercising Registered Holder and (iii) Warrant certificates issued after their initial issuance date, upon any transfer or exchange of certificates or replacements of lost or mutilated certificates.

  2.  Form and Execution of Certificates.
      ----------------------------------

      (a) The Warrant certificates shall be dated the date of their issuance, whether on initial transfer or exchange or in lieu of mutilated, lost, stolen or destroyed certificates. The form of Warrant certificate is attached hereto as Exhibit A.

      (b) Each Warrant certificate shall be numbered serially in accordance with the Common Stock initially attached thereto. Each Warrant certificate shall have set forth thereon the designation "RPA."

      (c) The Warrant certificates shall be manually signed on behalf of the Company by a proper officer thereof and shall not be valid for any purpose unless so signed. In the event any officer of the Company who executed certificates shall cease to be an officer of the Company such certificates may be issued and delivered by the Company or transferred by the Registered Holders with the same force and effect as though the person who signed such certificate had not ceased to be an officer of the Company; and any certificate signed on behalf of the Company by any person, who at the actual date of the execution of such certificate was a proper officer of the Company, shall be proper notwithstanding that at the date of execution of this Agreement any such person was not such an officer.

  3.  Exercise.
      --------

      (a) (i) Subject to the provisions of Sections 5 and 9 hereof, the Warrants, as they may be adjusted as set forth herein, may be exercised at a price (the "Warrant Exercise Price") of $8.00 per share of Common Stock subject to adjustment, in whole or in part at any time during the period (the "Warrant Exercise Period") commencing November 7, 1997 (the "Initial Warrant Exercise Date"), and terminating on a date (the "Warrant Expiration Date") ending five years after the final closing of the Private Offering (unless extended by a majority vote of the Board of Directors for such length of time as they, in their sole discretion, deem reasonable and necessary).

      (b) Each Warrant shall be deemed to have been exercised immediately prior to the close of business on the date (each, an "Exercise Date") of the surrender for exercise of the Warrant certificate. The exercise form shall be executed by the Warrant Holder thereof or his attorney duly authorized in writing and shall be delivered together with payment to the Company at its corporate offices located at 18023 Sky Park Circle, Suite EB2, Irvine, California 92614 (the "Corporate Office"), or at any such other office or agency as the Company may designate, in cash or by official bank or certified check, of an amount equal to the aggregate Exercise Price, in lawful money of the Untied States of America.

      (c) Unless Warrant Shares may not be issued as provided herein, the person entitled to receive the number of Warrant Shares deliverable on exercise shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fractional share interest in Warrant Shares issuable or deliverable on the exercise of any Warrant or scrip or cash therefore and such fractional shares shall be of no value whatsoever.

      (d) Within three business days after the Exercise Date and in any event prior to the Warrant Expiration Date, the Company, at its own expense, shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates in the name requested by the Registered Holder of the Warrants for the number of Warrant Shares deliverable on such exercise. No adjustment shall be made in respect of cash dividends on Warrant Shares delivered on exercise of any Warrant. All shares of Common Stock or other securities delivered upon the exercise of the Warrants shall be validly issued, fully paid and non-assessable.

      (e) The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owners thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the Registered Holders thereof to any of the rights of shareholders or to any dividend declared on the Common Stock unless such holder or holders shall have exercised the Warrants prior to the record date fixed by the Board of Directors for the determination of holders of Common Stock entitled to such dividends or other rights.

  4.  Adjustment to Initial Exercise Price and Grant of Additional Warrants.
      ---------------------------------------------------------------------

  If the Company generates less than $24,000,000 in gross revenues during the period that commenced September 11, 1997, and terminates November 30, 1998, then the exercise price of each Warrant will be reduced automatically and permanently to $2.00, subject to further adjustment for stock splits and recapitalizations. In addition, the Company has agreed to grant, on a pro rata basis, to the Registered Holders of the Warrants (as of December 1, 1998) additional warrants (on terms identical to the Warrants) in accordance with the schedule set forth below.

Additional Warrants                       Gross Revenues of the Company
-------------------                       -----------------------------
(Per Warrant Sold in
 the Private Offering)
                0                           in excess of $24,000,000
               .5                         $20,000,000    C  $24,000,000
              1.0                         $16,000,000    C  $19,999,999
              1.5                         $12,000,000    C  $15,999,999
              2.0                         $ 8,000,000    C  $11,999,999
              2.5                         $ 4,000,000    C  $ 7,999,999
              3.0                         $0             C  $ 3,999,000

  5.  Registration Rights.
      -------------------

  The Registered Holders of Warrants shall have the registration rights under the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder by the Securities and Exchange Commission (the "Commission"), provided for in that certain Registration Rights Agreement executed by the Company and the Registered Holders on even date herewith (the "Registration Rights Agreement"). The Registration Rights Agreement is incorporated herein by this reference in its entirety as if fully set forth herein.

  6.  Reservation of Shares; Redemption of Warrants and Procedure Therefor; and
      --------------------------------------------------------------------------
Payment of Taxes.
----------------

      (a) Reservation of Shares. The Company covenants that it shall at all
          ---------------------
times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Warrants. The Company covenants that all Warrant Shares shall be duly and validly issued, fully paid and non-assessable, and shall be free from all taxes, liens and charges with respect to the issuance thereof.

      (b) Redemption of Warrants and Procedure Therefor. No Warrants may be
          ---------------------------------------------
redeemed by the Registered Holder, nor may any Warrant Shares be issued or delivered by the Company unless on the Exercise Date (i) a Registration Statement for the Warrant Shares has been declared effective by the Commission,
(ii) the Warrant Shares are listed on a national exchange or the Nasdaq Stock Market, (iii) the closing bid price (or last sales price) of the Common Stock as recorded by such exchange on which the Common Stock is then traded (or as reported by Nasdaq) is not less than $10.00 per share for 20 consecutive business days ending not less than 10 trading days prior to the date of the notice of redemption, and (iv) the trading volume of the Common Stock is not less than 30,000 shares per trading day.

  In the event that fewer than all of the then outstanding Warrants are to be redeemed, the Warrants to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or any other method selected by the Board of Directors which is not inconsistent with applicable law.

  In the event the Company shall redeem the Warrants, notice of such redemption (the "Notice of Redemption") shall be given by first class mail, postage prepaid, mailed not less than 30, nor more than 60, days prior to the redemption date, to each holder of record of the Warrants to be redeemed at such holder's address as the same appears on the stock register of the Company. Each such notice shall state: (i) the redemption date; (ii) the aggregate number of Warrants to be redeemed from all holders of record, and, if less than all the Warrants to be redeemed from all holders of record, and, if less than all the Warrants held by a holder are to be redeemed from such holder, the number of Warrants to be redeemed from such holder; (iii) the redemption price; and (iv) the place or places where certificates for such Warrants are to be surrendered for payment of the redemption price.

  Notice having been mailed as provided in this Section 6(b), from and after the redemption date (unless default shall be made by the Company in providing money for the payment of the redemption price of the Warrants called for redemption), and such Warrants shall no longer be deemed to be outstanding, and all rights of the holders thereof as Warrantholders of the Company (except the right to receive from the Company the redemption price) shall cease. Upon surrender, in accordance with the Notice of Redemption of the certificates for any Warrants so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), such Warrants shall be redeemed by the Company at the aforesaid redemption price. In the event that fewer than all the Warrants represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed Warrants without cost to the holder thereof.

      (c) Payment of Taxes. The Company shall pay all documentary, stamp or
          ----------------
similar taxes and other government charges that may be imposed with respect of the issuance of the Warrants, and/or the issuance, transfer or delivery of any Common Stock constituting the Warrant Shares on the exercise or redemption of the Warrants. In the event the Common Stock constituting the Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the certificate, no such delivery shall be made unless the person requesting the same has paid to the Company the amount of any such taxes, charges, or transfer fees incident thereto.

  7.  Registration of Transfer.
      ------------------------

      (a) The Warrant certificates may, subject to provisions of the Federal Securities Laws, be transferred in whole or in part. Certificates to be exchanged shall be surrendered to the Company at its Corporate Office. The Company shall execute, issue and deliver in exchange therefor the Warrant certificates that the holder making the transfer shall be entitled to receive.

      (b) The Company shall keep transfer books at its Corporate Office which shall register certificates and the transfer thereof. On due presentment for registration of transfer of any certificate at the Corporate Office, the Company shall execute, issue and deliver to the transferee or transferees a new certificate or certificates representing an equal aggregate number of securities. All such certificates shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company. The established transfer fee for any registration of transfer of certificates shall be paid by the Warrant Holder or the person presenting the certificate for transfer.

      (c) Prior to due presentment for registration or transfer thereof, the Company may treat the Registered Holder of any certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone), and the parties hereto shall not be affected by any notice to the contrary.

  8.  Loss or Mutilation.
      ------------------

  On receipt by the Company of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of any Warrant certificate, the Company shall execute and deliver in lieu thereof a new certificate representing an equal number of Warrants. In the case of loss, theft or destruction of any certificate, the individual representing reissuance of a new certificate shall be required to indemnify the Company and also to post an open-penalty insurance or indemnity bond. In the event a certificate is mutilated, such certificate shall be surrendered and canceled by the Company prior to delivery of a new certificate. Applicants for a new certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

  9.  Adjustment of Initial Exercise Price and Number of Shares Purchasable.
      ---------------------------------------------------------------------

  For purposes hereof, the term "Initial Exercise Price" shall mean, with respect to the Warrants, $8.00. The Initial Exercise Price and the number of shares of Common Stock purchasable pursuant to the Warrants shall be subject to adjustment from time to time as hereinafter set forth in this Section 9; provided, however, that no adjustment shall be made unless by reason of the happening of any one or more of the events hereinafter specified, the Exercise Price then in effect shall be changed by one percent or more, but any adjustment that would otherwise be required to be made but for this proviso shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with any adjustment or adjustments so carried forward, amounts to one percent or more.

      (a) Adjustment to Initial Exercise Price.  See Section 4.

      (b) Right to Reduce Exercise Price. The Company shall have the right to reduce the Warrant Exercise Price at any time and from time to time that such appears in the Company's best interests to do so.

      (c) Anti-Dilution Provisions. The Exercise Price shall be subject to further adjustment as follows:

          (i) Adjustment Upon Issuances of Common Stock Below the Exercise
              ------------------------------------------------------------
Price. In case the Company shall issue any shares of Common Stock other than
-----
Excluded Stock (as hereinafter defined) for a consideration per share less than $4.00 per share, as adjusted for stock splits and recapitalization as set forth below, the Exercise Price in effect immediately prior to each such issuance shall be reduced to a price determined by dividing (A) the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue, multiplied by the Exercise Price in effect immediately prior to such issue, plus
(y) the consideration, if any, received by the Company upon such issue, by (B) the number of shares of Common Stock outstanding immediately after such issue. For the purposes of this clause 9(c)(i), the following provisions shall also be applicable:

              (1)  Convertible Securities, Options, and Rights. If the Company
                   -------------------------------------------
shall issue any stock, warrant, security, obligation, option, or other right which directly or indirectly may be converted, exchanged, or satisfied in shares of Common Stock other than Excluded Stock (as hereinafter defined), the maximum total number of shares of Common Stock issuable upon such Exercise, exchange, or other exercise of such securities or rights shall thereupon be deemed to have been issued and to be outstanding, and the consideration received by the Company therefor shall be deemed to include the sum of the consideration received for the issue of such securities or rights and the minimum additional consideration payable upon such Exercise, exchange or other exercise of such securities or rights. No further adjustment shall be made for the actual issuance of Common Stock upon such Exercise, exchange, or other exercise of any such securities or rights. If the provisions of any such securities or rights with respect to purchase price or shares purchasable shall change or expire, any adjustment previously made hereunder therefor shall be readjusted to such as would have been obtained on the basis of the securities or rights as modified by such change or expiration.

              (2)  Stock Dividends and Splits. In case the Company shall declare
                   --------------------------
a dividend or other distribution payable in Common Stock or shall subdivide
Common

Stock into a greater number of shares of Common Stock, such issue of Common Stock shall be deemed to have been made without consideration.

              (3) Consideration. In case the Company shall issue shares of
                  -------------
Common Stock for consideration wholly or partly other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors by any method that the Board of Directors deems appropriate; provided, however, that in the event that any such shares of Common Stock are to be issued to any person or entity in which any director or directors of the Company has an interest, such determination shall be made solely by those members of the board of Directors who have no such interest.

              (4) Record Dates. In case the Company shall take a record of the
                  ------------
holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, or (ii) to subscribe for or purchase Common Stock, then such record date shall be deemed to be the date of issue or sale of the shares of Common Stock deemed to have been issued upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

              (5) Treasury Stock. The number of shares of Common Stock
                  --------------
outstanding at any given time shall include shares owned or held by or for the account of the Company, and the disposition of any such shares so owned or held shall not be considered an issue of Common Stock.

              (6) Excluded Stock. The term "Excluded Stock" shall mean (i) the
                  --------------
shares of Common Stock issuable upon exercise of the warrant to be issued to the Placement Agent in connection with the placement of the Warrants; (ii) up to 250,000 shares of Common Stock issuable upon exercise of options and shares of Common Stock issuable under the Company's Stock Option Plans approved by the shareholders; and (iii) all shares of Common Stock to be issued in accordance with, or in contemplation of, the transactions set forth in the Property Purchase Agreement, as amended, between the Company and Thomas J. Price (dated as of January 14, 1997), and the Agreement of Merger among the Company, PCS Acquisition Corp., a wholly-owned subsidiary of the Company, and Promax Conceptual Strategies (dated as of January 14, 1997).

          (ii) Adjustments for Changes in Capital Stock. If the Company (A) pays
               ----------------------------------------
a dividend in Shares of Common Stock to holders of Common Stock; (B) subdivides outstanding shares of Common Stock into a greater number of shares; (C) combines outstanding shares of Common Stock into a smaller number of shares; (D) pays a dividend on shares of Common Stock in shares of capital stock other than Common Stock or makes a distribution on Common Stock in shares of capital stock other than Common Stock; or (E) issues by reclassification of shares of Common Stock any shares of its capital stock; then the Exercise Price in effect immediately prior to such action shall be adjusted so that the holder of Warrants thereafter exercised may receive the number of shares of capital stock of the Company which such holder would have owned immediately following such action if such holder had exercised his Warrant immediately prior to such action.

  For a dividend or distribution, the adjustment shall become effective immediately after the record date for the dividend or distribution. For a subdivision, combination, or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination, or reclassification.

  If, after an adjustment, a holder of a Warrant upon Exercise thereof may receive shares of two or more classes of capital stock of the Company, the Board of Directors shall determine the allocation of the adjusted Exercise Price between or among the classes of capital stock. After such allocation, the Exercise Price of the classes of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock contained in
Section 9(c), above.

          (iii) Voluntary Adjustment. The Company at any time may decrease the
                --------------------
Exercise Price, temporarily or otherwise, by any amount but in no event shall such Exercise Price result in the issuance of Common Stock at a price less than the par value of the Common Stock at the time such decrease is made. Any such decreased Exercise Price shall be available for at least 20 days from the date on which notice of such decrease is filed by the Company with the transfer agent for the Common Stock, and such decrease shall be irrevocable during such period. The Company shall notify each holder of a Warrant at least 15 days prior to the date on which the reduced Exercise Price takes effect.

          (iv) When Adjustment May be Deferred, Etc. No adjustment in the
               -------------------------------------
Exercise Price need be made under this Section 9(c) unless cumulative adjustments equal at least $.125. Any adjustments which are not made shall be carried forward and taken into account in any subsequent adjustment. No adjustment of the Exercise Price will be made for cash distributions or cash dividends paid out of funds legally available therefor. All calculations under this Section 9(c) shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

          (v) Notice of Adjustment. Whenever the Exercise Price is adjusted, the
              --------------------
Company shall calculate the adjustment to be made and shall promptly mail to holders of the Warrants at such holder's address as set forth in the stock register of the Company and to the transfer agent of the Company a certificate from an officer of the Company briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct, absent manifest error.

      (d) No fractional shares or scrip representing fractional shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon Exercise of the Warrants. If more than one Warrant certificate shall be surrendered for Exercise at one time by the same holder, the number of full shares issuable upon exercise thereof shall be computed on the basis of the aggregate number of Warrants so surrendered. Instead of any fractional share of Common Stock that would otherwise be issuable upon Exercise of any Warrants, the Company will pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the Exercise Price.

      (e) Stock Options; Placement Agent Warrants.

          (i) The provisions of this Section 9 shall not apply to the issuance of up to 250,000 shares of Common Stock in accordance with the Company's current stock option or share bonus plan provided, however, that the equity securities issued in such offerings (or the equity securities to be received upon conversion of debt incurred in connection with such offerings) are not priced less than $4.00 per share in the case of Common Stock.

          (ii) The Company has agreed, as more fully described in the Confidential Private Placement Memorandum providing for the Private Offering, to issue to the Placement Agent certain Placement Agent Warrants which, upon exercise, will entitle the Placement Agent or its permitted assigns to acquire up to 240,000 shares of Common Stock, subject to increase of up to 20% upon the same circumstances as the increase in Warrants.

      (f) Terminology of "Shares." Whenever reference is made in this Section 9 to the issue or sale of shares of Common Stock, or simply shares, such term shall mean any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company. The shares issuable upon exercise of the Warrants shall, however, be shares of Common Stock of the Company, without par value, as constituted at the date hereof, except as otherwise provided in this Section 9(c).

      (g) Prior Notice to Warrant Holders.  In the event that at any time:

          (1) The Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock; or

          (2) The Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights; or

          (3) The Company shall effect any capital reorganization or any reclassification of or change in the outstanding capital stock of the Company (other than a change in par value, or a change from par value to no par value, or a change from no par value to par value, or a change resulting solely from a subdivision or combination of outstanding shares), or any consolidation or merger, any sale, transfer or other disposition of all or substantially all of its property, assets, business and goodwill as an entirety, or the liquidation, dissolution or winding up of the Company; or

          (4) The Company shall declare a dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or otherwise than in shares or any stock or obligations directly or indirectly convertible into or exchangeable for shares;

then, in any such event, the Company shall cause at least thirty (30) days' prior written notice to be mailed to each Warrant Holder at the address of such holder shown on the books of the Company. The notice shall also specify the date on which the books of the Company shall close or a record be taken for such stock dividend, distribution or subscription rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, winding up, or dividend, as the case may be, shall take place, and the date of participation therein by the holders of shares of Common Stock if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the rights of the holder.

      (h) Disputes. In the event that there is any dispute as to the computation of the Exercise Price or the number of shares of Common Stock required to be issued upon the exercise of the Warrants, the Company will retain an independent and nationally recognized accounting firm to conduct an audit of the computations pursuant to the terms hereof involved in such dispute, including the financial statements or other information upon which such computations were based. The determination of such nationally recognized accounting firm shall, in the absence of manifest error, be binding. If there shall be a dispute as to the selection of such nationally recognized accounting firm, such firm shall be appointed by the American Institute of Certified Public Accountants ("AICPA") if willing, otherwise the American Arbitration Association ("AAA"). If the Exercise Price or number of shares of Common Stock as determined by such accounting firm is one percent or more higher or lower than the calculations thereof computed by the Company, the expenses of such accounting firm and, if any, of AICPA and AAA, shall be borne completely by the Company. In all other cases, they shall be borne by the complaining Warrant Holders, as applicable.

      (i) Corporate Action. Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at the adjusted Exercise Price.

  10.  Notices.
       -------

  All notices, demands, elections, opinions or requests (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by confirmed telex, telegram, facsimile transmission or cable to, in the case of the Company:

  International Veronex Resources Ltd.
  18023 Sky Park Circle, Suite EB2
  Irvine, California 92614
  Fax:  (714) 253-9677
  Attention:  Chief Executive Officer

and if to the Warrant Holder at the address of such holder as set forth on the books maintained by or on behalf of the Company.

  11.  Binding Agreement.
       -----------------

  This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Holders. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

  12.  Further Instruments.
       -------------------

  The parties shall execute and deliver any and all such other instruments and take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

  13.  Severability.
       ------------

  If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable, or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

  14.  Waiver.
       ------

  No delay or failure on the part of any party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement.

  15.  Relevant Markets.
       ----------------

  For the purposes of this Agreement, it is assumed that the Common Stock is quoted on the Nasdaq OTC Bulletin Board; however, in the event the Common Stock is:

  (a) listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the price of the Common Stock to be determined during any applicable trading period, e.g., the periods set forth in Section 6(b), above, shall be the last reported sale price of the Common Stock on such exchange; or

  (b) not quoted on the Nasdaq OTC Bulletin Board or is not so listed or admitted to unlisted trading privileges, the price of the Common Stock to be determined during any applicable trading period shall be the high closing bid as reported on the "pink sheets" by the National Quotation Bureau, Inc.

  16.  General Provisions.
       ------------------

  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF CALIFORNIA. This Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing by the party against which such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience and reference only and shall not limit or otherwise affect the meaning hereof.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first set forth above.

[CORPORATE SEAL]                   INTERNATIONAL VERONEX RESOURCES, LTD.



                                   By:   _____________________________________
                                         David A. Hite
                                         Chief Executive Officer


ATTEST:  ________________________
         Secretary

                                   WARRANT HOLDERS:

                                   By: ROBB PECK MCCOOEY CLEARING CORP.,
                                        as Placement Agent



                                        By:   ________________________________

                                   EXHIBIT A

          The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such Act and such laws or an exemption from registration under such Act and such laws which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this corporation, is available.

                              WARRANT CERTIFICATE

                     INTERNATIONAL VERONEX RESOURCES LTD.

Warrant No. RPA-________                            No. of Warrants: __________

  This certifies that, for value received and subject to the terms and conditions set forth herein, ________________________________ or his registered assign (the "Warrant Holder") is the registered holder of ______________________________ warrants.

  1. Exercise. The warrants evidenced hereby ("Warrants"), as they may be adjusted from time to time, may be exercised at a price of $8.00 per Warrant to acquire one (1) share of the common stock of International Veronex Resources Ltd. which is without par value (the "Common Stock" and the "Company," respectively). (The Common Stock acquirable upon exercise hereof is referred to herein as "Warrant Stock.") If, at the time of any exercise of a Warrant, the Shares deliverable upon exercise of such Warrant shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, that the holder or transferee of such Warrant, furnish to the Company an opinion of counsel or recognized standing in securities law, to the effect that such exercise may be made without registration under the Securities Act, provided that subject to receipt of the aforementioned opinion, the exercise of the Warrant shall at all times be within the control of such holder or transferee, as the case may be, and, if required by the Company, by written representation that the shares being acquired by the exercise of the Warrant are being purchased for investment and not for distribution; acknowledging that such shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"); and agreeing that such shares may not be sold or transferred unless there is an effective Registration Statement for them under the 1933 Act, or in the opinion of counsel to the Company such sale or transfer is not in violation of the 1933 Act. No fractional shares may be acquired upon exercise hereof.

  2. Term of Warrant. This Warrant may be exercised at any time and from time to time in whole or in part commencing the date of issuance, and ending at 5:00 P.M. on the date five years thereafter.

  3. Adjustment of Exercise Price; Grant of Additional Warrants. The number of shares purchasable upon exercise of this Warrant is subject to adjustment if the Company shall, prior to exercise of any Warrants, effect one or more stock splits, stock dividends or other increases or reductions in the number of shares of Common Stock outstanding in certain circumstances. No such anti-dilution provisions shall apply in the event of a merger, acquisition or consolidation should any of these events occur prior to the exercise of the Warrants; provided, however, that the price negotiated for the sale of any shares of Common Stock issuable upon such event is not less than the exercise price of the Common Stock then acquirable under the terms and conditions of the Warrant Agreement governing the issuance of these Warrants.

  Further, if the Company generates less than $24,000,000 in gross revenues during the period that commenced September 11, 1997, and terminates November 30, 1998, then the exercise price of each Warrant will be reduced automatically and permanently to $2.00, subject to further adjustment for stock splits and recapitalizations. In addition, the Company has agreed to grant, on a pro rata basis, to the Registered Holder hereof (as of December 1, 1998) additional warrants (on terms identical to this Warrant) in accordance with the schedule set forth below.

Additional Warrants                       Gross Revenues of the Company
-------------------                       -----------------------------
(Per Warrant Sold in
 the Private Offering)
                0                           in excess of $24,000,000
               .5                         $20,000,000   C   $24,000,000
              1.0                         $16,000,000   C   $19,999,999
              1.5                         $12,000,000   C   $15,999,999
              2.0                         $8,000,000    C   $11,999,999
              2.5                         $4,000,000    C   $ 7,999,999
              3.0                         $0            C   $ 3,999,000

  4. Reservation of Common Stock. The Company agrees that the number of shares of Common Stock sufficient to provide for the exercise of the Warrants upon the basis set forth herein will at all times during the term of this Warrant be reserved for the exercise hereof.

  5. Manner of Exercise. Exercise, or redemption, may be made of all or any part of the Warrants by surrendering this certificate, with the purchase form to be provided by the Company, duly executed by the Warrant Holder or by the Warrant Holder's duly authorized attorney, plus, in the case of exercise, payment of the exercise price therefor in cash at the office of the Company or its designated assign.

  6. Issuance of Common Stock upon Exercise. The Company, at its own expense, shall cause to be issued, within three (3) business days after exercise of this Warrant, a certificate or certificates in the name requested by the Warrant Holder of the number of shares of Common Stock to which the Warrant Holder is entitled upon such exercise. All shares of Common Stock or other securities delivered upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable.

  Irrespective of the date of issuance and delivery of any shares of Common Stock upon the exercise of this Warrant, each person in whose name any such certificate is to be issued will for all purposes be deemed to have become the holder of record of the Common Stock acquired on the date on which a duly executed notice of exercise of this Warrant and payment for the number of shares exercised are received by the Company.

  7. Registration Rights. The Warrant Shares are the subject of certain incidental registration rights by virtue of an agreement to be entered into between the Company and the investors (the "Registration Rights Agreements"). The Registration Rights Agreement provide for regis-tration of the Warrant Shares (the "Registrable Securities") during the period in which the securities remain subject to the registration requirements set forth under the Securities Act prior to sale, in the event that the Company proposes to register any other shares of Common Stock under the Securities Act.

  8. No Right as Shareholder. The Warrant Holder is not, by virtue of his ownership of this Warrant, entitled to any rights whatsoever as a shareholder of the Company.

  9. Assignment. This Warrant may not be assigned without providing the Company an opinion satisfactory to its counsel that an exemption from registration for the transfer exists.

 10. State Legends.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE CONFIDENTIAL PRIVATE OFFERING MEMORANDUM GOVERNING THE ISSUANCE OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 11. Warrant Agreement. The actual terms and conditions of this Warrant are contained in a Warrant Agreement entered into by and between the Company and the Warrant holder, the terms and conditions of which are incorporated herein by this reference as if fully set forth herein and made a part hereof. To the extent of any conflict herewith, the terms and conditions of the Warrant Agreement shall apply.

///

///

///

///

///


///

  IN WITNESS WHEREOF, the Company has caused this Warrant certificate to be signed on its behalf by its President, his signature to be attested to by its Secretary, and its corporate seal to be hereunto affixed this 7th day of November, 1997.


[SEAL]                                   INTERNATIONAL VERONEX RESOURCES LTD.

                                         on behalf of the Company
                                         and as Warrant Agent



                                         By:  ________________________________
                                              David A. Hite
                                              Chief Executive Officer



Attest: _______________________________
              Name: __________________________
              Title: _________________________

                        FORM OF SUBSCRIPTION AGREEMENT

                          (To be signed and delivered
                           upon exercise of Warrant)



INTERNATIONAL VERONEX RESOURCES LTD.
18023 Sky Park Circle
Suite EB2
Irvine, California 92614
Attention:  Corporate Secretary


  The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________ shares of common stock, no par value per share (the "Stock"), of INTERNATIONAL VERONEX RESOURCES LTD. (the "Company") and herewith makes payment of ______________ Dollars (US$__________) therefor and requests that the certificates for such shares be issued in the name of, and delivered to,
_______________________________________________________________________________
whose address is ______________________________________________________________
_______________________________________________________________________________

  If the exercise of this Warrant is not covered by a registration statement effective under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned represents that

          (i) the undersigned is acquiring such Stock for investment for its own account, not as nominee or agent, and not with a view to the distribution thereof and the undersigned has not signed or otherwise arranged for the selling, granting any participation in, or otherwise distributing the same,

          (ii) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the undersigned's investment in the Stock,

          (iii) the undersigned has received all of the information the undersigned has requested from the Company and considers necessary or appropriate for deciding whether to purchase the shares of Stock,

          (iv) the undersigned has the ability to bear the economic risks of its prospective investment,

          (v) the undersigned is able, without materially impairing its financial condition, to hold the shares of Stock for an indefinite period of time and to suffer complete loss on its investment,

          (vi) the undersigned understands and agrees that (A) it may be unable to readily liquidate its investment in the shares of Stock and that the shares must be held indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and applicable state securities or Blue Sky laws or is exempt from such registration or qualification, and that the Company is not required to register the same or to take any action or make such an exemption available except to the extent provided in the within Warrant; and (B) the exemption from registration under the Securities Act afforded by Rule 144 promulgated by the Securities and Exchange Commission ("Rule 144") depends upon the satisfaction of various conditions by the undersigned and the Company and that, if applicable, Rule 144 affords the basis for sales under certain circumstances in limited amounts, and that if such exemption is utilized by the undersigned, such conditions must be fully complied with by the undersigned and the Company, as required by Rule 144,

          (vii) the undersigned either (A) is familiar with the definition of and the undersigned is an "accredited investor" within the meaning of such term under Rule 501 of Regulation D promulgated under the Securities Act, or (B) is providing representations and warranties reasonably satisfactory to the Company and its counsel, to the effect that the sale and issuance of Stock upon exercise of such Warrant may be made without registration under the Securities Act or any applicable state securities and Blue Sky laws, and

          (viii) the address set forth below is the true and correct address for the undersigned.


DATED: ____________________


                                             ___________________________



                                             ___________________________

                                             ___________________________
                                             (Address)

                                      -2-